UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 30, 2005

CORNERSTONE REALTY FUND, LLC

(Exact name of registrant as specified in its charter)

California	333-63656	33-0827161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4590 MacArthur Blvd., Suite 610
 Newport Beach, California 92660

(Address of principal executive offices)

(949) 852-1007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 -Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)           On June 30, 2005, Gary W. Nielson, the Chief Financial Officer of Cornerstone Ventures, Inc. advised Cornerstone Ventures, Inc. that he is resigning as its Chief Financial Officer effective August 15, 2005.  Cornerstone Ventures, Inc. has commenced an active search for his replacement.  Mr. Nielson has indicated his willingness to assist Cornerstone Ventures, Inc. on a consulting basis following his August 15, 2005 resignation in order to facilitate a smooth transition.  Cornerstone Ventures, Inc. is the managing member of Cornerstone Industrial Properties, LLC.  Cornerstone Industrial Properties, LLC is the managing member of the registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE REALTY FUND, LLC

By:	CORNERSTONE INDUSTRIAL PROPERTIES, LLC
Its Managing Member

	By:	CORNERSTONE VENTURES, INC.
Its Manager

		By:	/s/ TERRY G. ROUSSEL
Terry G. Roussel, President

Dated:  July 5, 2005